Filed pursuant to Rule 497(e)
Registration Nos. 333-57548; 811-10319

Supplement dated September 14, 2018,
to the Prospectus for the USA Mutuals Vice Fund (the “Fund’),the USA Mutuals Navigator Fund
and the USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund
each a series of USA Mutuals (the “Trust”), dated July 27, 2018

Effective August 30, 2018, at the recommendation of USA Mutuals Advisors, Inc., the Fund’s investment adviser, the Trust has approved an Amended and Restated Rule 18f-3 Multiple Class Plan to allow for the automatic conversion of Class C shareholders to Class A shareholders approximately ten years after the purchase of the Class C shares of the Fund.  Accordingly, the Prospectus is revised as described below.  Although the Prospectus relates to the Fund, the USA Mutuals Navigator Fund, and the USA Mutuals/WaveFront Hedged Quantamental Opportunties Fund, only the Fund offers Class A and Class C shares.

Prospectus

The following paragraph is added to the “Exchanging or Converting Shares” sub-section on page 41 of the Prospectus:

“Class C shares will automatically convert to Class A shares of the same Fund at the relative net asset values of the two classes approximately ten years after purchase, provided that the Fund’s transfer agent or the financial intermediary through which the shareholder purchased such Class C shares has records verifying the completion of the ten-year aging period. For purposes of calculating the time period remaining on the conversion of Class C shares to Class A shares, Class C shares received on exchange retain their original purchase date.

Class C shares issued upon reinvestment of income and capital gain dividends and other distributions will be converted to Class A shares on a pro rata basis with the Class C shares. Class A shares are subject to lower annual expenses than Class C shares. The conversion of Class C shares to Class A shares is not a taxable event for federal income tax purposes. No sales charges or other charges will apply to any such conversion.”

If you have any questions, please call the Fund at 1–866–264–8783 or contact your financial intermediary.

Please retain this supplement with your Prospectus.